SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 28, 2004

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(441) 278-9250

N/A

(Former name or former address, if changed since last report)

ITEM 7.                          Exhibits.

EXHIBIT NO.	DESCRIPTION

99	Press Release dated April 28, 2004 announcing the earnings of Arch Capital Group Ltd. (the “Company”) for the three-month period ended March 31, 2004.

ITEM 12.                   Results of Operations and Financial Condition

Attached hereto as Exhibit 99 is a press release issued on April 28, 2004, announcing the Company’s earnings for the three-month period ended March 31, 2004.

The information in this Form 8-K, including the information set forth in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: April 28, 2004	By:	/s/ John D. Vollaro
Name: John D. Vollaro
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99	Press Release dated April 28, 2004, announcing the earnings of Arch Capital Group Ltd. for the three-month period ended March 31, 2004.